SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 14, 2000
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



Delaware                       0-28538                   13-5630895
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(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification
incorporation)                                          Number)



1999 Broadway, Suite 4300, Denver, CO                    80202
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(Address of principal executive offices)               (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:           Other Events

         On August 10, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding price increases on new orders for certain titanium products.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Item No.      Exhibit List
       -----------    ----------------------------------------------------------

        99.1           Press Release dated August 10, 2000 issued by Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   TITANIUM METALS CORPORATION
                                                   (Registrant)




                                            By: /s/ Robert E. Musgraves
                                                ------------------------------
                                                   Robert E. Musgraves
                                                   Executive Vice President -
                                                   Legal and Administration


Date: August 14, 2000